Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

16. INCOME TAXES

For the years ended December 31, 2015, 2014 and 2013, income (loss) from continuing operations before income taxes consisted of the following:

	Year Ended December 31,
(In millions)	2015	2014	2013
United States operations	$(834.4)	$69.6	$216.7
Foreign operations	(51.9)	25.1	44.7

Total	$(886.3)	$94.7	$261.4

Provision for (benefit from) income taxes from continuing operations consists of the following:

	Year Ended December 31,
(In millions)	2015	2014	2013
Current income taxes:
Federal	$(4.4)	$31.2	$98.4
State	(1.6)	4.9	13.0
Foreign	5.5	(0.2)	7.8

Total current	(0.5)	35.9	119.2

Deferred income taxes:
Federal	(35.3)	(16.6)	(44.0)
State	(2.8)	(1.0)	(1.7)
Foreign	(3.9)	(1.6)	(4.3)

Total deferred	(42.0)	(19.2)	(50.0)

Provision for (benefit from) income taxes	$(42.5)	$16.7	$69.2

A reconciliation of the statutory federal income tax rate to the effective income tax rate is as follows:

	Year Ended December 31,
	2015	2014	2013
U.S. statutory federal income tax rate	35.0%	35.0%	35.0%
State and local income taxes, net of federal benefit	0.3	2.7	2.8
Difference between U.S. and foreign tax rates	0.7	(2.6)	(0.3)
Tax credits	0.1	(2.1)	(0.7)
Domestic manufacturing deduction	—	(5.9)	(4.0)
Percentage depletion	0.7	(4.1)	(1.4)
Net change in unrecognized tax benefits	0.3	(9.7)	(1.1)
Change in valuation allowance	(0.5)	(0.9)	(1.6)
Goodwill impairment	(31.5)	1.5	—
Non-deductible interest	—	1.0	—
Other, net	(0.3)	2.7	(2.2)

Effective income tax rate	4.8%	17.6%	26.5%

Net cash payments for income taxes during the years ended December 31, 2015, 2014 and 2013 were $30.3 million, $63.3 million and $130.9 million, respectively.

Our net deferred tax liability consisted of the following major items:

	As of December 31,
(In millions)	2015	2014
Deferred tax assets:
Net operating loss carryforwards	$27.8	$35.1
Employee compensation	14.9	20.2
Accrued liabilities	12.1	24.2
Tax credits	21.7	24.9
Environmental liabilities	14.5	15.4
Property, plant and equipment	38.2	39.1
Pension and OPEB liabilities	77.5	96.3
Other deferred tax assets	16.6	21.2

Total deferred tax assets	223.3	276.4

Valuation allowance	(77.5)	(86.6)

Total deferred tax assets	145.8	189.8
Deferred tax liability:
Property, plant and equipment	(362.1)	(391.8)
Intangible assets	(367.9)	(392.6)
Inventories	(3.9)	(11.1)
Debt restructuring	(19.8)	(29.3)
Foreign outside basis differences	(37.5)	(68.2)
Other	(19.7)	(15.2)

Total deferred tax liability	(810.9)	(908.2)

Net deferred tax liability	$(665.1)	$(718.4)

As of December 31, 2015, we had U.S. state and foreign net operating loss carryforwards (“NOLs”). Our foreign NOLs relate to our operations in Canada and reside in both federal and provincial tax jurisdictions. The jurisdictional amount of NOLs as of December 31, 2015, and the years in which they will expire, are as follows:

(Jurisdictions in millions)	NOL Amount	Year of Expiration
U.S. State	$33.4	2029-2035
Canada federal	107.6	2032
Canada provincial	178.1	2032

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which those temporary differences are deductible. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected taxable income and tax-planning strategies available to us in making this assessment. Substantially all of our valuation allowance relates to deferred tax assets in the Canadian operations of Royal Group, Inc. Our valuation allowance decreased from $86.6 million at December 31, 2014 to $77.5 million at December 31, 2015 predominantly because of foreign exchange differences. We evaluate the recoverability and realizability of deferred tax assets and the provisions for valuation allowance periodically based on our projections of future taxable earnings, timing of the reversal of future taxable temporary differences (including the impact of available carryback and carryforward periods) and tax planning strategies available to us to determine the timing for and extent to which we will release our valuation allowance against our net deferred tax assets in Canada in the future.

Subsequently recognized tax benefits related to the valuation allowance for deferred tax assets as of December 31, 2015 and 2014 will result in an income tax benefit if realized in a future year of $77.5 million and $86.6 million, respectively. It is reasonably possible that our valuation allowance may decrease significantly during the next 12 months.

As of December 31, 2015, we had U.S. state and foreign tax credit carryovers. These tax credits expire over varying amounts and periods as follows:

(Jurisdictions in millions)	Tax credit Carryover	Year of Expiration
U.S. state tax credits (gross of federal benefit)	$19.3	Indefinite
Canadian income tax credits	9.0	2016-2033

We are not permanently reinvested with respect to the outside basis difference for all our foreign subsidiaries. As of December 31, 2015 and 2014, the deferred tax liability recorded on the outside basis difference was $37.5 million and $68.2 million, respectively.

Liability for Unrecognized Income Tax Benefits

We account for uncertain income tax positions in accordance with ASC topic 740, Accounting for Income Taxes. ASC topic 740 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Under ASC topic 740, we recognize the financial statement effects of a tax position when it is more likely than not, based upon the technical merits, that the position will be sustained upon examination. Conversely, we derecognize a previously recognized tax position in the first period in which it is no longer more likely than not that the tax position would be sustained upon examination. A tax position that meets the more likely than not recognition threshold will initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon ultimate settlement with a taxing authority. We also recognize interest expense by applying a rate of interest to the difference between the tax position recognized in accordance with ASC topic 740 and the amount previously taken or expected to be taken in a tax return. We classify interest expense and related penalties, if any, with respect to our uncertain tax positions in the provision for income taxes.

As of December 31, 2015 and 2014, our liability for unrecognized income tax benefits was approximately $6.7 million and $10.0 million, respectively. If recognized, $3.3 million of this amount would affect our effective tax rate. As of December 31, 2015 and 2014, our liability for interest and penalties was approximately $0.8 million and $0.9 million, respectively. For each of the years ended December 31, 2015, 2014 and 2013, we recognized approximately $0.3 million, $0.3 million and $0.7 million, respectively, of additional interest expense in our income tax provision related to our liability for unrecognized income tax benefits. During 2016, it is reasonably possible that uncertain tax positions in the U.S. will be recognized as a result of the lapse of the applicable statute of limitations. The aggregate amount of these positions is approximately $0.5 million. We are under examination by the Canada Revenue Agency for years ended 2012 and 2013. The results of the Canadian Revenue Agency examinations cannot presently be determined.

The following table describes the tax years that remain subject to examination by major tax jurisdiction:

Tax Jurisdictions	Open Years
United States Federal	2012-2015
Canada	2011-2015
Various states	2011-2015
Taiwan	2010-2015

Reconciliations of the liability for unrecognized tax benefits for the years ended December 31, 2015, 2014 and 2013 are set forth in the table below:

	Year Ended December 31,
(In millions)	2015	2014	2013
Balance as of beginning of the year	$10.0	$16.3	$18.5
Additions for current year tax positions	1.4	0.3	0.2
Additions for prior year tax positions	0.9	1.0	1.2
Reductions for prior year tax positions	(0.2)	(4.0)	(0.2)
Reductions related to expirations of statute of limitations	(4.3)	(2.8)	(2.5)
Foreign currency translation	(1.1)	(0.8)	(0.9)

Balance as of the end of the year	$6.7	$10.0	$16.3